Thrivent Mutual Funds

Supplement to

Class A Shares Prospectus and

Institutional Class Shares Prospectus,

each dated February 26, 2010,

with respect to

Thrivent Large Cap Stock Fund

The summary section of the prospectus for Thrivent Large Cap Stock Fund is amended. The description under “Portfolio Manager(s)” is deleted and replaced with the following:

Matthew D. Finn, CFA, David E. Heupel, and Michael A. Binger have served as portfolio managers of the Fund since 2007, 2010 and 2010, respectively. Mr. Finn has served as a portfolio manager since 2004, when he joined Thrivent. Mr. Heupel had previously served as an associate and senior portfolio manager since he joined Thrivent in 2004. Mr. Binger has been with Thrivent since 1987 and served as an associate and senior portfolio manager since 2004.

The “Portfolio Management” section of the prospectus is also amended. The description under Thrivent Large Cap Stock Fund is deleted and replaced with the following:

Matthew D. Finn, CFA, David E. Heupel, and Michael A. Binger have served as portfolio managers of the Fund since 2007, 2010 and 2010, respectively. Mr. Finn has served as a portfolio manager since 2004, when he joined Thrivent. Mr. Heupel had previously served as an associate and senior portfolio manager since he joined Thrivent in 2004. Mr. Binger has been with Thrivent since 1987 and served as an associate and senior portfolio manager since 2004.

The date of this Supplement is April 14, 2010.

Please include this Supplement with your Prospectus.

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